UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 26, 2020

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2020, Key Resources Inc. (“KRI”), Lighthouse Placement Services, LLC (“LH”) and Staffing 360 Georgia, LLC (“SG”), each a wholly owned direct or indirect subsidiary of Staffing 360 Solutions, Inc. (the “Company”), entered into the following notes, each dated May 20, 2020, with Newton Federal Bank, pursuant to the Paycheck Protection Program (the “PPP”) of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) administered by the U.S. Small Business Administration. KRI entered into a note (the “KRI Note”) for the principal amount of $5,442,700, LH entered into a note (the “LH Note”) for the principal amount of $1,889,794, and SG entered into a note (the “SG Note,” and, together with the KRI Note and LH Note, the “Notes”) for the principal amount of $2,062,557. The combined total of these three notes is $9,395,051.

In accordance with the requirements of the CARES Act, the Company, KRI, LH and SG (the “Borrowers”) will use the proceeds from the Notes in accordance with the requirements of the PPP to cover certain qualified expenses, including payroll costs, rent and utility costs. Interest accrues on each of the Notes at the rate of 1.00% per annum. The Borrowers may apply for forgiveness of the amount due under the Notes, in an amount equal to the sum of qualified expenses under the PPP. The Borrowers intend to use the entire proceeds under the Notes for such qualifying expenses.

Subject to any forgiveness under the PPP, each of the Notes mature two years following the date of issuance of the Notes and include a period for the first six months during which time required payments of interest and principal are deferred. Beginning on the seventh month following the date of each of the Notes, the Borrowers are required to make 18 monthly payments of principal and interest. The Notes may be prepaid at any time prior to maturity. The Notes provide for customary events of default, including, among others, those relating to breaches of obligations under the Notes, including a failure to make payments, any bankruptcy or similar proceedings involving the Borrowers, and certain material effects on the Borrowers’ ability to repay the Notes. The Borrowers did not provide any collateral or guarantees for the Notes.

The foregoing descriptions of the Notes are qualified by reference to the complete text of the Notes, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Notes between Key Resources Inc., Lighthouse Placement Services, LLC and Staffing 360 Georgia, LLC and Newton Federal Bank, dated May 20, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2020	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer